LITHIA

INVESTOR PRESENTATION



DISCLOSURE

Forward-Looking Statements

This presentation includes "forward-looking statements" within the meaning of the "Safe-Harbor" provisions of the Private Securities Litigation Reform Act of 1995. Forward looking statements include statements regarding our goals, plans, projections and guidance regarding our financial position, results of operations, market position, pending and potential future acquisitions and business strategy, and often contain words such as "project," "outlook," "expect," "anticipate," "intend," "plan," "believe," "estimate," "may," "seek," "would," "should," "likely," "goal," "strategy," "future," "maintain" or "will" and similar references to future periods. Examples of forward-looking statements in this press release include, among others, statements regarding:

- Expected operating results, such as improved store performance, maintaining incremental throughput above 50%, strategy for customer retention, growth and financial results and all projections set forth on the slide "2014 Forecast"; and
- Anticipated availability of liquidity from our unfinanced operating real estate.

By their nature, forward-looking statements involve risks and uncertainties because they relate to events that depend on circumstances that may or may not occur in the future. Forward-looking statements are not guarantees of future performance, and our actual results of operations, financial condition and liquidity and development of the industry in which we operate may differ materially from those made in or suggested by the forward-looking statements in this presentation. The risks and uncertainties that could cause actual results to differ materially from estimated or projected results include, without limitation, future economic and financial conditions (both nationally and locally), changes in customer demand, our relationship with, and the financial and operational stability of, vehicle manufacturers and other suppliers, risks associated with our indebtedness (including available borrowing capacity, compliance with financial covenants and ability to refinance or repay indebtedness on favorable terms), government regulations, legislation and others set forth throughout Part II, Item 7. Management's Discussion and Analysis of Financial Condition and Results of Operations and in Part I, Item 1A. Risk Factors of our Annual Report on Form 10-K for the year ended December 31, 2013 and from time to time in our other filings with the SEC. We urge you to carefully consider this information and not place undue reliance on forward-looking statements. We undertake no duty to update our forward-looking statements, including our earnings outlook, which are made as of the date of this presentation.

Non-GAAP Financial Measures

This presentation contains non-GAAP financial measures such as adjusted net income and diluted earnings per share from continuing operations, adjusted SG&A as a percentage of revenues and gross profit, adjusted operating margin, adjusted operating profit as a percentage of gross profit, and adjusted pre-tax margin. Non-GAAP measures do not have definitions under GAAP and may be defined differently by and not comparable to similarly titled measures used by other companies. As a result, we review any non-GAAP financial measures in connection with a review of the most directly comparable measures calculated in accordance with GAAP. We caution you not to place undue reliance on such non-GAAP measures, but also to consider them with the most directly comparable GAAP measures. As required by SEC rules, we have reconciled these measures to the most directly comparable GAAP measures in the appendix of this presentation. We believe the non-GAAP financial measures we present improve the transparency of our disclosures; provide a meaningful presentation of our results from core business operations, because they exclude items not related to core business operations and other non-cash items; and improve the period-to-period comparability of our results from core business operations. These presentations should not be considered an alternative to GAAP measures.

LITHIA

LITHIA MOTORS OVERVIEW

99 Dealerships in the United States

	NATIONAL MARKET SHARE	LITHIA NEW VEHICLE UNIT MIX		
Domestic	45%	49%	Chrysler	29%
			GM	14%
			Ford	6%
Import	48%	42%	Toyota	14%
			Subaru	10%
			Honda	8%
			Nissan	4%
			Other Import	6%*
Luxury	7%	9%	BMW	6%
			Mercedes	2%
			Other Luxury	1%**

Note: Quarter to date national market share for March 2014 from the "Auto Unit Sales & SAAR" report published by Stephens Inc.; Lithia market share based on new vehicle unit sales for the three months ended March 31, 2014.

* Other import includes Hyundai, Volkswagen, Kia, Mazda and Mitsubishi

** Other luxury includes Porsche and Volvo

- Target exclusive franchises: domestic and import brands in mid-sized markets; luxury in metro markets
- Brand mix matches national market share
- Performance-based entrepreneurial culture

LITHIA

CORNERSTONES OF SUCCESS

Path to $6.00 Earnings Per Share


OPERATIONAL GROWTH
FINANCIAL DISCIPLINE
ACQUISITION OPPORTUNITIES

OPERATIONAL GROWTH	New vehicle recovery continues
	Used market 3x bigger than new market
	Service work driven by SAAR recovery
ACQUISITION OPPORTUNITIES	Unconsolidated industry
	Target 20% after tax ROE per year
FINANCAL DISCIPLINE	Balance investment and shareholder return
	Ample liquidity to deploy

GROWTH MILESTONES

Delivers $6.00 Earnings Per Share

- Achieved with organic growth and acquisitions
- Completed first Milestone in 2013
- Target completing Milestones in 2-6 years

ADJUSTED EARNINGS PER SHARE



Milestone 1
$4.00
Milestone 2
$5.00
Milestone 3
$6.00
FCST 2014
$4.61
FY 2013
$4.02
Base
$2.72
$2.00
$3.00
$4.00
$5.00
$6.00

Note: See appendix for reconciliation of adjusted earnings per share

ORGANIC REVENUE GROWTH ($B)



Milestone 1
$3.6
Milestone 2
$3.9
Milestone 3
$4.3
FCST 2014
$4.2
FY 2013
$3.8
Base
$3.2
$3.0
$3.5
$4.0
$4.5

ACQUISITION REVENUE GROWTH ($B)



Milestone 1
$0.4
Milestone 2
$1.0
Milestone 3
$1.7
FCST 2014
$0.5
FY 2013
$0.2
Base
$0.0
$0.5
$1.0
$1.5
$2.0

OPERATIONAL GROWTH



STABLE, PROFITABLE INDUSTRY

Four Separate Diversified Businesses

- Recession-tested
- Variable cost structure
- Diverse and complimentary gross profit mix
- Service business consistent

PROFITABILITY AND SAAR



20.0%
10.0%
0.0%
-10.0%
-20.0%
-30.0%
2007
2008
2009
2010
2011
2012
2013
2.0%
1.9%
1.5%
2.1%
2.5%
2.6%
2.8%
-3%
-18%
-21%
11%
11%
13%
7%
Peer Group PTI%
SAAR Growth Rate

Note: Margin based on reported adjusted pre-tax income as a percentage of revenue. Peer group average includes Lithia, AutoNation, Sonic, Asbury, Penske, and Group 1.

PROFITABILITY MIX

	2013 Revenue Mix	2013 Gross Profit Mix
New vehicles	56%	24%
Used vehicles	30%	24%
Service, body and parts	10%	30%
F&I and other	4%	22%

Note: Used vehicles includes both used retail and wholesale vehicles.

NEW VEHICLE MARKET

Opportunities Remain Despite Recovery

- After recessionary periods, SAAR performed above the long-run average

- Half of our markets still below 2006 registration levels

HISTORICAL NEW VEHICLE SAAR PERFORMANCE



Recovery spikes above long-run average
SAAR Trend Line
20.0
15.0
10.0
1976
1979
1982
1985
1988
1991
1994
1997
2000
2003
2006
2009
2012

Source: US Department of Commerce, Bureau of Economic Analysis, data as of December 23, 2013

LITHIA NEW VEHICLE MARKET POTENTIAL



% Change in Vehicle Registrations 2013 vs. 2006
24%
-13%
-21%
40%
-2%
3%
-20%
-22%
12%
9%
-8%
-17%
-5%

	TX	OR	CA	MT	WA	AK	ID	NV	IA	ND	NM	HI	Total
% of 2013 Revenue	24%	22%	10%	9%	8%	8%	5%	5%	5%	2%	2%	*	100%

* New state in 2014

USED VEHICLE MARKET

Largest Future Opportunity

- Used vehicle market 3x larger than new
- Franchised dealers 37% of used vehicle market
- 53% of 2013 used retail sales originate from new vehicle sale

USED MARKET SIZE


2.7x
3.4x
3.2x
3.1x
2.8x
Retail Units sold (in Millions)
38.5
35.5
36.9
38.8
40.5
13.2
10.4
11.6
12.7
14.4
2008
2009
2010
2011
2012
New
Used

Source: WardsAuto Group "U.S. Market Used Vehicle Sales" report

USED MARKET SHARE


CarMax, 1%
Franchised Dealers, 37%
Private Party, 28%
Independent Dealers, 34%

Source: 2012 data from WardsAuto Group "U.S. Market Used Vehicle Sales" report

LITHIA USED WATERFALL

In Units	Retail Sale	Retailed Trade-ins	% Sold w/ Retailed Trade
2013 New Vehicles	66,857	26,162	39%
1st Trade-in Retailed	26,162	3,775	14%
2nd Trade-in Retailed	3,775	364	10%
3rd Trade-in Retailed	364	30	8%

Aggregate Retailed Trades	**30,301**
2013 Used Retail Sales	57,061
	53%

LITHIA

USED VEHICLE GROWTH

Target 75 Used Units Per Store Per Month

- Achieving 75 unit goal increases unit sales 48%

- 81% of stores sell less than 75 unit goal

2013 SAME STORE USED UNIT MIX



CPO,
19%
Value
Auto,
29%
Core,
52%

CPO: Manufacturer certified pre-owned vehicles
Core: 3 to 7 year old vehicles
Value Auto: Vehicles over 80,000 miles

2013 USED MIX DETAILS



CPO
Core
Value Auto
35%
11%
21%
Same Store Revenue Growth

2013 AVERAGE USED RETAIL UNITS SOLD PER MONTH



Average:
53 units
Goal:
75 units
10
43
23
15
3
<25
26-50
51-75
76-100
100+
Store Distribution of Average Used Retail Units Sold per Month

VEHICLE SALES GROWTH

Opportunity Exists in F&I

- F&I per unit $89 lower than peer average
- F&I products increase service retention

- Total gross profit per unit of $3,581 up $31 from 2012

2013 F&I PER UNIT



$1,122
$1,211
Lithia
Peer Average

Note: Peer average includes AutoNation, Sonic, Asbury, Penske, and Group 1.

F&I PENETRATION RATES



2012
2013
2014 YTD
42%
43%
44%
36%
37%
38%
Service Contracts
Lifetime Oil Contracts

Note: Penetration rates are on a same store basis

2013 VEHICLE SALES SAME STORE DETAILS

	Revenue Growth	Unit Growth	Gross Profit Growth	GP per Retail Unit	GP per Retail Unit Change
New	16%	14%	7%	$2,250	$(158)
Used retail	18%	14%	19%	$2,657	$115
F&I	20%	NA	20%	$1,120	$53
Total vehicle*	17%	14%	15%	$3,581	$31

* Total vehicle metrics include sales and gross profit for new, used retail, used wholesale and F&I and new and used retail units

SERVICE MARKET

Tailwind as Units in Operation Expand

- Service growth correlated with SAAR growth

- Increasing service work as installed units grow

TRAILING SAAR/SERVICE GROWTH



15.0%
10.0%
5.0%
0.0%
-5.0%
-10.0%
1981
1984
1987
1990
1993
1996
1999
2002
2005
2008
2011
Trailing 5-year SAAR Growth
Trailing 3-year Industry SB&P Growth

LITHIA MARKET UIO OPPORTUNITY



120,000
110,000
100,000
90,000
80,000
70,000
60,000
50,000
10%
5%
0%
-5%
-10%
74,825
74,668
75,025
76,220
79,149
86,546
95,063
-4.3%
0.7%
4.5%
6.5%
6.7%
2009
2010
2011
2012
2013
2014E
2015E
10-year Avg UIO
SB&P Y-o-Y SS Sales Growth

SERVICE GROWTH

Improving Retention Increases Service Revenue

- Average 47% new and 28% used retention in service
- Across all vehicles sold, cumulative service GP per unit is $636
- Ex defections, cumulative GP per unit is $1,653

% OF VEHICLES SOLD RETURNING FOR SERVICE



% New Vehicle
% Used Vehicle
46%
65%
57%
46%
36%
30%
32%
39%
32%
26%
21%
17%
Year 1
Year 2
Year 3
Year 4
Year 5
Year 6

CUMULATIVE SERVICE GROSS PROFIT PER VEHICLE



Avg GP Across All Units Sold
$76
$140
$128
$108
$90
$75
Total $636
Avg GP per Sold Units Retained
$193
$266
$285
$296
$305
$308
Total $1,653
Year 1
Year 2
Year 3
Year 4
Year 5
Year 6

LITHIA

SERVICE GROWTH

Retaining Customers Longer

- Service revenue increasing due to more units in operation
- Average age of vehicles serviced increased 1.3 years since 2008

SAME STORE SALES YEAR-OVER-YEAR COMPARISON

	2009	2010	2011	2012	2013	2014 YTD
Customer Pay	(0.8)%	4.8%	3.9%	6.9%	5.2%	8.0%
Warranty	(7.1)%	(8.5)%	(4.2)%	(2.7)%	13.9%	17.2%
Wholesale Parts	(9.0)%	(0.6)%	9.8%	8.7%	7.2%	8.2%
Body Shop	(8.2)%	(2.2)%	14.0%	15.1%	3.8%	6.8%
Total	(4.3)%	0.7%	4.5%	6.5%	6.7%	9.4%

AVERAGE AGE OF VEHICLES SERVICED



4.0
4.4
4.5
4.8
4.9
4.9
5.3
2008
2009
2010
2011
2012
2013
YTD 2014

Serviced Vehicle Mix

	Avg # of Veh Srv per month	0-1 Yrs	2-3 Yrs	4-5 Yrs	6-7 Yrs	8-9 Yrs	10+ Yrs
2010	56,946	19%	28%	21%	13%	9%	10%
2011	64,466	21%	21%	23%	15%	9%	11%
2012	65,504	24%	16%	21%	16%	10%	13%
2013	69,394	26%	18%	15%	16%	11%	14%

LITHIA

LEVERAGING COST STRUCTURE

Target Throughput of 50% on a Same Store Basis

- Throughput is incremental % of gross profit to operating income after SG&A expenses
- Throughput 33% or higher lowers SG&A as a % of gross profit

ADJUSTED SG&A AS A % OF GROSS PROFIT



72.5%
69.4%
67.2%
2011
2012
2013

Note: See appendix for reconciliation of adjusted SG&A expense

SAME STORE THROUGHPUT



60%
51%
51%
Target 50%
2011
2012
2013

ADJUSTED SG&A DETAILS

$MM	2012	% of GP	2013	% of GP	$ Change
Personnel	$243	45.1	$278	44.1	$35
Advertising	32	5.9	40	6.3	8
Rent	15	2.8	14	2.2	(1)
Facility Cost	25	4.6	27	4.3	2
Other	59	11.0	65	10.3	6
Total	$374	69.4	$424	67.2	$50
Gross Profit	$539		$631		$92
				Throughput %	46%
				Same store Throughput %	51%

ACQUISITION OPPORTUNITIES



UNCONSOLIDATED INDUSTRY
Abundant Acquisition Opportunities

- Over 17,800 dealerships in the country
- 10 largest dealers own 1,100 stores

DEALERSHIPS IN THE US



21,761
21,461
20,453
18,607
17,653
17,767
17,851
17,838
2007
2008
2009
2010
2011
2012
2013
2014

Source: Automotive News, number of Light Vehicle Dealerships in the U.S.

HIGHLY FRAGMENTED MARKET



Top 10 Dealers 6%
All Other 94%

Source: Automotive News 2013 Top 125 Dealership Groups

ACQUISITION GROWTH

Targeting 20% After Tax Return On Equity

- Improve performance through common systems and measurements

INTEGRATION RESULTS

2010 Acquisition Performance



150
100
50
0
Revenues $MM
5.0%
4.0%
3.0%
2.0%
1.0%
0.0%
Adjusting Operating Margin
1.5%
2.9%
4.4%
4.7%
$52
$71
$111
$129
Pre-Acq
2011
2012
2013

2011 Acquisition Performance



300
250
200
150
100
50
-
Revenues $MM
3.0%
2.0%
1.0%
0.0%
Adjusting Operating Margin
1.1%
2.1%
2.2%
$171
$245
$285
Pre-Acq
2012
2013

INVESTMENT METRICS

- 75-100% 5-year after tax ROE
- 3x-5x EV/EBITDA
- 10%-20% of annual revenues

	2010		2011		2012		2013		2014	
	$MM	Multiple	$MM	Multiple	$MM	Multiple	$MM	Multiple	$MM	Multiple
# of Store	3		5		6		8		6	
EV*	$10		$41		$26		$33		$28	
Est. EBITDA**	$3	3.3x	$12	3.4x	$8	3.3x	$9	3.7x	$8	3.6x
Est. Rev**	$62	16%	$250	16%	$265	10%	$273	12%	$230	12%

*Enterprise value defined as investment costs, excluding new vehicles and assuming all real estate is leased at actual rent or if owned, a 7% capitalization rate
**Assumes steady state revenues 2 years after acquisition, EBITDA adjusted to include flooring interest as an operating expense

FINANCIAL DISCIPLINE



FINANCIAL DISCIPLINE

Positioned for Continued Growth

- Deleveraging for potential expansion
- Ample liquidity levels with no near term debt maturities

BALANCE SHEET LEVERAGE



Debt to Total Capital
Debt / Adjusted EBITDA
50.0%
45.0%
40.0%
35.0%
30.0%
25.0%
7.0
6.0
5.0
4.0
3.0
2.0
1.0
0.0
6.2x
4.0x
2.5x
1.9x
1.3x
46%
46%
44%
41%
32%
2009
2010
2011
2012
2013

Note: Total capital includes outstanding debt excluding vehicle floor plan financing and total shareholder's equity. Adjusted EBITDA is defined as earnings before interest excluding floor plan interest, taxes, depreciation and amortization

FUNDS FOR GROWTH

$MM	Q1 2014
Cash and Cash Equivalents	$22
Availability on Line of Credit	133
Unfinanced Real Estate*	145
Total	$300

*Unfinanced real estate represents 80% of the net book value of unfinanced real estate used in operations.

FUTURE MORTGAGE MATURITIES



$64
$37
$28
$24
$10
2014
2015
2016
2017
2018
2019
2020
Beyond

Note: Outstanding mortgage amounts as of March 31, 2013

LITHIA

FINANCIAL DISCIPLINE

Balance Investment and Shareholder Return

CAPITAL EXPENDITURES

$MM	2011	2012	2013	FCST 2014
Post-Acq. Improv.	$2	$7	$12	$24
Facilities for Open Points	8	10	5	8
Lease Buy-outs	-	20	7	26
Existing Facility Improv.	17	21	14	23
Maintenance	5	7	12	11
Total	$32	$65	$50	$92

FREE CASH FLOW AND ACQUISITIONS



Free Cash Flow**
Acquisition Enterprise Value
$39
$10
$28
$41
$34
$26
$90
$33
2010
2011
2012
2013

**Free cash flow defined as earnings before interest, taxes, depreciation and amortization (EBITDA) add back stock compensation less cash paid for taxes, interest, dividends and capital expenditures.

DIVIDENDS PAID



Dividends Paid
Dividend per Share
$MM
$ per Share
$15.0
$10.0
$5.0
$-
$0.75
$0.50
$0.25
$0.00
$0.15
$0.26
$0.47*
$0.39
$4
$7
$12
$10
2010
2011
2012
2013

*Accelerated Q4'12 dividend to December 2012

SHARE REPURCHASES



Share Repurchases
Price per Share
$MM
$ per Share
$25.0
$20.0
$15.0
$10.0
$5.0
$-
$60.00
$40.00
$20.00
$0.00
$7.88
$17.29
$24.41
$40.76
$1
$12
$21
$5
2010
2011
2012
2013

# of Shares	100,893	716,431	848,092	127,900

Q1 2014 UPDATE



Q1'14 FINANCIAL RESULTS

Income Statement Summary

- March was the best month in Lithia's history for units, revenue and pre-tax profits
- Grew all four business lines

Q1 2014 HIGHLIGHTS



Revenue ($MM)
19%
$903
$1,078
Q1 2013
Q1 2014
Adjusted Diluted EPS
23%
$0.84
$1.03
Q1 2013
Q1 2014
Adjusted Net Profit Margin
10 bps
2.4%
2.5%
Q1 2013
Q1 2014

Note: See appendix for reconciliation of adjusted diluted EPS and net profit

SAME STORE QUARTER-OVER-QUARTER GROWTH

	Revenue	Gross Profit
New vehicles	10%	6%
Used retail vehicles	19%	11%
F&I	18%	18%
Service, parts and body	9%	9%
Total	12%	11%

Q1'14 FINANCIAL RESULTS

Peer Comparisons

SAME STORE GROSS PROFIT GROWTH



11.0%
8.7%
5.2%
4.9%
2.8%
Lithia
Asbury
Group1
AutoNation
Sonic
Penske*

*Penske did not report same store gross profit in their Q4'13 financial information.

ADJUSTED NET PROFIT MARGIN



2.5%
2.3%
2.1%
1.6%
1.4%
0.9%
Lithia
Asbury
AutoNation
Penske
Group1
Sonic

Note: See appendix for reconciliation of adjusted net profit margin

SAME STORE SALES GROWTH

	LAD	ABG	AN	GPI	PAG	SAH
New Vehicles	10.0%	6.7%	5.8%	4.2%	14.2%	(1.2)%
Used Vehicles	19.2%	12.4%	3.6%	7.4%	18.7%	3.9%
F&I	18.2%	8.5%	9.3%	15.4%	18.6%	4.4%
SB&P	9.4%	6.2%	3.8%	6.3%	7.3%	4.3%
Total	12.4%	8.0%	4.8%	5.9%	14.9%	0.6%

ADJUSTED SG&A AS A % OF GROSS PROFIT



69.1%
68.5%
71.6%
69.4%
71.3%
70.8%
75.4%
76.2%
77.3%
78.2%
78.5%
80.2%
Lithia
Asbury
AutoNation
Group1
Penske
Sonic
bps reduction (increase)
60
220
50
(80)
(90)
(170)
Q1 2013
Q1 2014

Note: See appendix for reconciliation of adjusted SG&A

2014 GUIDANCE

PROJECTED EARNINGS RANGE*:

- Q2'14: $1.18 - $1.20
- FY 2014: $4.57 - $4.65

ASSUMPTIONS:

- Total revenues of $4.6 to $4.7 billion
- New vehicle same store sales increasing 8.0%
- New vehicle gross margin of 6.5% to 6.7%
- Used vehicle same store sales increasing 9.5%
- Used vehicle gross margin of 13.3% to 13.5%
- Service body and parts same store sales increasing 7.5%
- Service body and parts gross margin of 48.4% to 48.6%
- Finance and insurance gross profit of $1,175 per unit
- Tax rate of 39.5%
- Average diluted shares outstanding of 26.2 million
- Capital expenditures of $92 million

*Excludes the impact of future acquisitions, dispositions and any potential non-core items

LITHIA

APPENDIX



SUPPLEMENTAL INFORMATION

Balance Sheet

$K	As of March 31, 2014	As of December 31, 2013
Cash and cash equivalents	22,340	23,686
Accounts receivable	182,777	170,519
Inventories, net	935,850	859,019
Deferred income taxes	1,316	1,548
Other current assets	12,564	15,251
Assets held for sale	12,703	11,526
Total current assets	**1,167,550**	**1,081,549**
Property and equipment, net	493,171	481,212
Goodwill	56,787	49,511
Franchise value	73,502	71,199
Deferred income taxes	14,374	10,256
Other non-current assets	38,892	31,394
Total assets	**1,844,276**	**1,725,121**

$K	As of March 31, 2014	As of December 31, 2013
Floor plan notes payable	19,978	18,789
Floor plan notes payable: non-trade	744,786	695,066
Current maturities of long-term debt	7,340	7,083
Trade payables	54,052	51,159
Accrued liabilities	107,130	94,143
Liabilities related to assets held for sale	7,142	6,271
Total current liabilities	**940,428**	**872,511**
Long-term debt, less current maturities	269,760	245,471
Deferred revenue	46,238	44,005
Other long-term liabilities	31,013	28,412
Total liabilities	**1,287,439**	**1,190,399**
Total stockholders' equity	**556,837**	**534,722**
Total liabilities and stockholder's equity	**1,844,276**	**1,725,121**

SUPPLEMENTAL INFORMATION

2014 Income Statement

$K	Q4 2014	Q3 2014	Q2 2014	Q1 2014	FY 2014
New vehicle				$579,522	$579,522
Used vehicle				301,893	301,893
Wholesale used vehicles				42,693	42,693
Finance and insurance				39,631	39,631
Service, body and parts				104,617	104,617
Fleet and other				9,750	9,750
Total revenues				**1,078,106**	**1,078,106**
New vehicle				39,024	39,024
Used vehicle				40,796	40,796
Wholesale used vehicles				1,331	1,331
Finance and insurance				39,631	39,631
Service, body and parts				50,832	50,832
Fleet and other				447	447
Total gross profit				**172,061**	**172,061**
Selling, general and administrative				121,829	121,829
Depreciation and amortization				5,507	5,507
Operating Income				**44,725**	**44,725**
Floor plan interest expense				2,984	2,984
Other interest expense				1,974	1,974
Other income, net				(937)	(937)
Income (loss) before taxes				**40,704**	**40,704**
Income tax expense (benefit)				16,010	16,010
Income (loss) from continuing operations				**24,694**	**24,694**

LITHIA

SUPPLEMENTAL INFORMATION

2013 Income Statement

$K	Q4 2013	Q3 2013	Q2 2013	Q1 2013	FY 2013
New vehicle	$589,535	$604,135	$569,487	$493,441	$2,256,598
Used vehicle	253,797	280,734	258,465	239,228	1,032,224
Wholesale used vehicles	37,642	43,396	37,691	39,506	158,235
Finance and insurance	35,994	37,132	34,218	31,663	139,007
Service, body and parts	100,797	97,784	94,462	90,440	383,483
Fleet and other	7,109	6,109	14,182	8,802	36,202
Total revenues	**1,024,874**	**1,069,290**	**1,008,505**	**903,080**	**4,005,749**
New vehicle	39,097	38,586	38,788	34,647	151,118
Used vehicle	35,351	41,641	38,893	34,973	150,858
Wholesale used vehicles	332	710	695	974	2,711
Finance and insurance	35,994	37,132	34,218	31,663	139,007
Service, body and parts	48,107	46,991	46,693	43,779	185,570
Fleet and other	412	329	546	402	1,689
Total gross profit	**159,293**	**165,389**	**159,833**	**146,438**	**630,953**
Selling, general and administrative	108,416	108,570	109,283	101,131	427,400
Depreciation and amortization	5,316	5,099	4,899	4,721	20,035
Operating Income	45,561	**51,720**	**45,651**	**40,586**	**183,518**
Floor plan interest expense	2,979	2,909	3,036	3,449	12,373
Other interest expense	2,115	1,933	1,941	2,361	8,350
Other income, net	(773)	(835)	(584)	(801)	(2,993)
Income (loss) before taxes	**41,240**	**47,713**	**41,258**	**35,577**	**165,788**
Income tax expense (benefit)	14,080	16,822	15,977	13,695	60,574
Income (loss) from continuing operations	**27,160**	**30,891**	**25,281**	**21,882**	**105,214**

SUPPLEMENTAL INFORMATION

2012 Income Statement

$K	Q4 2012	Q3 2012	Q2 2012	Q1 2012	FY 2012
New vehicle	$506,871	$491,846	$455,939	$392,946	$1,847,602
Used vehicle	208,367	227,157	207,341	190,619	833,484
Wholesale used vehicles	35,768	35,006	35,106	33,357	139,237
Finance and insurance	29,244	30,929	27,184	24,876	112,233
Service, body and parts	89,665	89,038	85,456	83,544	347,703
Fleet and other	7,458	4,550	11,316	12,904	36,228
Total revenues	**877,373**	**878,526**	**822,342**	**738,246**	**3,316,487**
New vehicle	35,535	35,093	33,566	30,252	134,446
Used vehicle	29,181	33,272	30,991	28,277	121,721
Wholesale used vehicles	757	(36)	296	397	1,414
Finance and insurance	29,244	30,929	27,184	24,876	112,233
Service, body and parts	43,256	43,005	41,674	40,135	168,070
Fleet and other	387	247	385	397	1,416
Total gross profit	**138,360**	**142,510**	**134,096**	**124,334**	**539,300**
Asset impairment charges	-	-	-	115	115
Selling, general and administrative	97,126	95,132	92,990	88,439	373,687
Depreciation and amortization	4,441	4,351	4,198	4,138	17,128
Operating Income	**36,793**	**43,027**	**36,908**	**31,642**	**148,370**
Floor plan interest expense	3,490	3,370	3,054	2,902	12,816
Other interest expense	2,239	2,125	2,530	2,727	9,621
Other income, net	(754)	(453)	(819)	(498)	(2,524)
Income (loss) before taxes	**31,818**	**37,985**	**32,143**	**26,511**	**128,457**
Income tax expense (benefit)	12,154	14,893	12,138	9,877	49,062
Income (loss) from continuing operations	**19,664**	**23,092**	**20,005**	**16,634**	**79,395**

LITHIA

SUPPLEMENTAL INFORMATION
Quarterly Same Store Revenue Changes

	Q4	Q3	Q2	Q1	FY
2014					
New vehicle				10.0%	10.0%
Used vehicle				19.2%	19.2%
Wholesale used vehicles				4.2%	4.2%
Finance and insurance				18.2%	18.2%
Service, body and parts				9.4%	9.4%
Fleet and other				10.8%	10.8%
Total revenues				**12.4%**	**12.4%**
2013					
New vehicle	10.5%	15.8%	18.9%	22.0%	16.4%
Used vehicle	16.2%	16.9%	18.7%	21.5%	18.2%
Wholesale used vehicles	2.0%	17.9%	1.6%	11.3%	8.1%
Finance and insurance	17.1%	17.0%	20.6%	25.1%	19.7%
Service, body and parts	7.9%	5.6%	7.0%	6.5%	6.8%
Fleet and other	-4.3%	36.4%	25.7%	-32.2%	0.2%
Total revenues	**11.3%**	**15.3%**	**17.0%**	**18.8%**	**15.4%**
2012					
New vehicle	30.8%	29.9%	33.3%	25.2%	30.0%
Used vehicle	20.1%	23.7%	19.9%	19.0%	20.8%
Wholesale used vehicles	1.6%	0.6%	22.0%	9.8%	7.9%
Finance and insurance	30.7%	36.4%	33.6%	28.7%	32.5%
Service, body and parts	8.1%	5.9%	6.7%	5.0%	6.5%
Fleet and other	104.9%	-56.6%	-43.7%	237.4%	-7.5%
Total revenues	**24.5%**	**23.0%**	**24.1%**	**21.4%**	**23.3%**

SUPPLEMENTAL INFORMATION

Quarterly Gross Margins

	Q4	Q3	Q2	Q1	FY
2014					
New vehicle				6.7%	6.7%
Used vehicle				13.5%	13.5%
Wholesale used vehicles				3.1%	3.1%
Finance and insurance				100.0%	100.0%
Service, body and parts				48.6%	48.6%
Fleet and other				4.6%	4.6%
Total revenues				**16.0%**	**16.0%**
2013					
New vehicle	6.6%	6.4%	6.8%	7.0%	6.7%
Used vehicle	13.9%	14.8%	15.0%	14.6%	14.6%
Wholesale used vehicles	0.9%	1.6%	1.8%	2.5%	1.7%
Finance and insurance	100.0%	100.0%	100.0%	100.0%	100.0%
Service, body and parts	47.7%	48.1%	49.4%	48.4%	48.4%
Fleet and other	5.8%	5.4%	3.8%	4.6%	4.7%
Total revenues	**15.5%**	**15.5%**	**15.8%**	**16.2%**	**15.8%**
2012					
New vehicle	7.0%	7.1%	7.4%	7.7%	7.3%
Used vehicle	14.0%	14.6%	14.9%	14.8%	14.6%
Wholesale used vehicles	2.1%	-0.1%	0.8%	1.2%	1.0%
Finance and insurance	100.0%	100.0%	100.0%	100.0%	100.0%
Service, body and parts	48.2%	48.3%	48.8%	48.0%	48.3%
Fleet and other	5.2%	5.4%	3.4%	3.1%	3.9%
Total revenues	**15.8%**	**16.2%**	**16.3%**	**16.8%**	**16.3%**

LITHIA

SUPPLEMENTAL INFORMATION

2014 Adjusted Income Statement Details

$K	YTD 3/31/2014	Reserve adjustments	YTD 3/31/2014
	As Reported	Q1	Adjusted
Selling, general and administrative	$121,829	(3,931)	$117,898
Income from operations	$44,725	3,931	$48,656
Income from continuing operations before income taxes	$40,704	3,931	$44,635
Income taxes	(16,010)	(1,546)	(17,556)
Net income from continuing operations	$24,694	2,385	$27,079
Net income from discontinued operations	40	-	40
Net income	$24,734	2,385	$27,119
Diluted earnings per share from continuing operations	$0.94	0.09	$1.03
Diluted earnings per share from discontinued operations	-	-	-
Diluted earnings per share	$0.94	0.09	$1.03
Diluted share count	26,320		

SUPPLEMENTAL INFORMATION
2013 Adjusted Income Statement Details

$K	YTD 12/31/2013	Disposal gain	Reserve adjustments		Tax attribute			YTD 12/31/2013
	As Reported	Q4	Q2	Q4	Q2	Q3	Q4	Adjusted
Selling, general and administrative	$427,400	2,531	(3,812)	(2,341)	-	-	-	$423,778
Income from operations	$183,518	(2,531)	3,812	2,341	-	-	-	$187,140
Income from continuing operations before income taxes	$165,788	(2,531)	3,812	2,341	-	-	-	$169,410
Income taxes	(60,574)	968	(1,484)	(869)	(228)	(1,284)	(1,320)	(64,791)
Net income from continuing operations	$105,214	(1,563)	2,328	1,472	(228)	(1,284)	(1,320)	$104,619
Net income from discontinued operations	786	-	-	-	-	-	-	786
Net income	$106,000	(1,563)	2,328	1,472	(228)	(1,284)	(1,320)	$105,405
Diluted earnings per share from continuing operations	$4.02	(0.06)	0.09	0.05	(0.01)	(0.05)	(0.05)	$3.99
Diluted earnings per share from discontinued operations	0.03	-	-	-	-	-	-	0.03
Diluted earnings per share	$4.05	(0.06)	0.09	0.05	(0.01)	(0.05)	(0.05)	$4.02
Diluted share count	26,191							

SUPPLEMENTAL INFORMATION

2012 Adjusted Income Statement Details

$K	YTD 12/31/2012	Asset impairments and disposal gain	Equity investment	Tax attribute			YTD 12/31/2012
	As Reported	Q1	Q1	Q1	Q2	Q4	Adjusted
Asset impairments	$115	(115)	-	-	-	-	-
Selling, general and administrative	$373,688	739	-	-	-	-	$347,427
Income from operations	$148,369	(624)	-	-	-	-	$147,745
Other income, net	$2,525	-	(224)	-	-	-	$2,281
Income from continuing operations before income taxes	$128,457	(624)	(224)	-	-	-	$127,589
Income taxes	(49,062)	224	95	(493)	(573)	(374)	(50,163)
Net income from continuing operations	$79,395	(380)	(149)	(493)	(573)	(374)	$77,426
Net income from discontinued operations	967	(172)	-	-	-	-	795
Net income	$80,362	(552)	(149)	(493)	(573)	(374)	$78,221
Diluted earnings per share from continuing operations	$3.03	(0.01)	(0.01)	(0.02)	(0.02)	(0.01)	$2.96
Diluted earnings per share from discontinued operations	0.04	(0.01)	-	-	-	-	0.03
Diluted earnings per share	$3.07	(0.02)	(0.01)	(0.02)	(0.02)	(0.01)	$2.99
Diluted share count	26,170						